6


                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                               FORM 8-K/A-2


 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                ACT OF 1934


Date of Report (date of earliest event reported): May 5, 1998 (March 2, 1998)


                       Commission File Number 1-6560




                                 THE FAIRCHILD CORPORATION
                 (Exact name of Registrant as specified in its charter)


         Delaware                                     34-0728587
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
Incorporation or organization)


45025 Aviation Drive, Suite 400
Dulles, VA                                           20166
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code          (703) 478-5800


                 Washington Dulles International Airport
                 300 West Service Road, PO Box 10803
                               Chantilly, VA
       (Former name or former address, if changed since last report)

AMENDMENT:

      The purpose of this amendment is to revise the financial information (as suggested by the Staff of the Securities and Exchange Commission) required under Item 7. "Financial Statements and Exhibits" as a result of the Company's acquisition of Edwards & Lock Management Corp., dba Special-T Fasteners, a California corporation ("Special-T") from the shareholders of Special-T pursuant to an Agreement and Plan of Merger (the "Special-T Acquisition") dated as of January 28, 1998 as amended on February 20, 1998, and March 2, 1998.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS AQUIRED

     The audited financial statements of Special-T are being filed as an exhibit to this Form 8-K and are herein incorporated by reference.


(b)  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

      On March 2, 1998, the Company consummated the Special-T Acquisition. The Special-T Acquisition purchase price, subject to adjustment, was $46,500 of which $23,500 was paid in shares of Class A Common Stock of the Company and the remainder was paid in cash.

      The unaudited pro forma consolidated statement of earnings for the year ended June 30, 1997 and for the six months ended December 28, 1997 have been prepared to give effect to the Special-T Acquisition as if the Special-T Acquisition occurred on July 1, 1996 and July 1, 1997, respectively. The unaudited pro forma consolidated balance sheet as of December 28, 1997 has been prepared to give effect to the Special-T Acquisition as if it had occurred on such date.

     The unaudited pro forma consolidated financial statements are not necessarily indicative of the results that would have been obtained had the Special-T Acquisition been completed as of the dates presented or for any future period. The unaudited pro forma consolidated financial statements should be read in conjunction with the Company's Consolidated Financial Statements and notes thereto included in the Company's Form 10-K/A dated June 30, 1997 and Form 10-Q dated December 28, 1997.

                         THE FAIRCHILD CORPORATION
          UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                     FOR THE YEAR ENDED JUNE 30, 1997
                   (In thousands, except per share data)


                                Historical  Historical
                                Company     Special-T  Adjustments   Pro Forma
                                as Restated    (1)          (2)       Company
Sales                           $ 680,763   $ 52,921   $(30,796)      $702,888

Costs and expenses:
     Cost of sales                499,419     33,511    (26,084)       506,846
     Selling, general &
administrative                    142,931     10,299                   153,230
     Research and development         100                                  100
     Amortization of goodwill       4,814                   538          5,352

                                  647,264     43,810    (25,546)       665,528

     Operating income              33,499      9,111     (5,250)        37,360

 Net interest expense             (47,681)        59     (2,025)       (49,647)
 Investment income, net             6,651                                6,651
 Equity in earnings of
affiliates                          4,598                                4,598
 Minority interest                 (3,514)                              (3,514)
 Nonrecurring income                2,528                                2,528
 Earnings before taxes             (3,919)     9,170     (7,275)        (2,024)
 Income tax provision (benefit)    (5,735)     3,631     (2,622)        (4,726)
 Earnings from continuing
operations                       $  1,816    $ 5,539   $ (4,653)      $  2,702

 Earnings per share from
continuing operations:
     Basic                       $   0.11                              $  0.15
     Diluted                         0.10                                 0.15

 Weighted average shares
outstanding:
     Basic                         16,539                 1,058         17,597
     Diluted                       17,321                 1,058         18,379



                         THE FAIRCHILD CORPORATION
          UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                FOR THE SIX MONTHS ENDED DECEMBER 28, 1997
                   (In thousands, except per share data)


                            Historical Historical
                             Company   Special-T  Adjustment  Pro forma
                            as Restated   (1)        (2)       Company
Sales                      $402,978   $ 31,025   $(15,708)    $418,295

 Costs and expenses:
     Cost of sales          299,827     19,680    (11,671)     307,836
     Selling, general &
administrative               74,267      5,399         -        79,666
     Research and development    97         -          -            97
     Amortization of goodwill 2,606         -         269        2,875

                            376,797     25,079    (11,402)     390,474

     Operating income        26,181      5,946     (4,306)      27,821

 Net interest expense       (27,744)        76     (1,013)     (28,681)
 Investment income, net      (5,180)        -          -        (5,180)
 Equity in earnings of
affiliates                    2,121         -          -         2,121
 Minority interest           (1,875)        -          -        (1,875)
 Earnings (loss) before
  taxes                      (6,497)     6,022     (5,319)      (5,794)
 Income tax provision
  (benefit)                  (3,121)     2,445     (1,994)      (2,670)
 Earnings (loss) from
continuing operations      $ (3,376)  $  3,577   $ (3,325)    $ (3,124)

Loss per share from continuing operations:
     Basic                 $  (0.20)                          $  (0.17)
     Diluted                  (0.20)                             (0.17)

Weighted average shares outstanding:
     Basic                   16,864                 1,058       17,922
     Diluted                 16,864                 1,058       17,922

                         THE FAIRCHILD CORPORATION
   UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETAS OF DECEMBER 28, 1997
                              (In thousands)

                             Historical  Special-T
                             Company     Acquisition  Pro Forma
                            (as Restated)    (3)      Company
 Cash                         $ 38,907   $(21,646)   $ 17,261
 Short-term investments          8,487         -        8,487
 Accounts receivable, less
allowance                      160,995      6,716     167,711
 Inventory                     361,966     18,465     380,431
 Prepaid and other current
assets                          81,037      1,561      82,598
     Total current assets      651,392      5,096     656,488

 Net fixed assets              126,198      1,434     127,632
 Net assets held for sale       26,447         -       26,447
 Net LT assets of discontinued
operations                      12,069         -       12,069
 Investment in affiliates       21,829         50      21,879
 Goodwill                      160,150     21,503     181,653
 Deferred loan costs            11,742         -       11,742
 Prepaid pension assets         59,282         -       59,282
 Other assets                   53,627         41      53,668
      Total assets          $1,122,736   $ 28,124  $1,150,860

 Bank notes payable & current
maturities of debt           $  92,348   $    175   $  92,523
 Accounts payable               70,739      3,464      74,203
 Other accrued expenses         92,979        860      93,839
  Total current liabilities    256,066      4,499     260,565

 Long-term debt, less current
maturities                     371,610        125     371,735
 Other long-term liabilities    29,050         -       29,050
 Retiree health care
liabilities                     42,366         -       42,366
 Noncurrent income taxes        47,388         -       47,388
 Minority interest in
subsidiaries                    70,327         -       70,327
     Total liabilities         816,807      4,624     821,431
     Total stockholders'
equity                         305,929     23,500     329,429
 Total liabilities &
stockholders' equity        $1,122,736   $ 28,124  $1,150,860

   NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             (In thousands)


(1)  Represents the results of operations of Special-T Fasteners.

(2) Includes (i) the elimination of sales and gross margin on products sold from the Company's aerospace fasteners segment to Special-T, (ii) the estimated increase in interest expense relating to cash borrowed to complete the Special-T Acquisition, and (iii) the estimated amortization of goodwill based on amortization over a period of forty years.

(3) Represents the inclusion of the assets acquired and the liabilities assumed in the acquisition of Special-T Fasteners including cash of $24,395 used for the Special-T Acquisition and related acquisition expenses, recorded goodwill of $21,503, and the $23,500 increase to stockholders' equity from the issuance of 1,057,515 shares of Class A Common Stock (based on the average fair market value of the closing price of the Company's common stock for the 20 days proceeding the acquisition date).

                                 EXHIBITS

99.1 Agreement and plan of Merger dated January 28, 1998, as amended on February 20, 1998, and March 2, 1998, between the Company and the shareholders' of Special-T Fasteners (Incorporated by reference to Form 8-K dated as of March 2, 1998 filed by the Company on March 12, 1998).

99.2 Financial statements, related notes thereto and Auditors' Report of Edwards And Lock Management Corporation for the periods ended December 31, 1997 and March 31, 1997 (Incorporated by reference to Form 8-K/A dated as of March 2, 1998 filed by the Company on April 23, 1998).

99.3 Financial statements, related notes thereto and Auditors' Report of Edwards And Lock Management Corporation for the years ended March 31, 1996, 1995 and 1994 (Incorporated by reference to Form 8-K/A dated as of March 2, 1998 filed by the Company on April 23, 1998).


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.



                         For THE FAIRCHILD CORPORATION
                         (Registrant) and as its Chief
                         Financial Officer:



                         By:  Colin M. Cohen
                              Senior Vice President and
                              Chief Financial Officer




Date:                    May 5, 1998